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                                                                     EXHIBIT 21


                           SUBSIDIARIES OF REGISTRANT



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                                                                                           JURISDICTION OF
SUBSIDIARY                                                                                   INCORPORATION
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
Creacom S.A.........................................................................................France
Danapak Riverwood Multipack A/S....................................................................Denmark
Entreprise Maillet E.U.R.L. ........................................................................France
Fadec E.U.R.L. .....................................................................................France
Financiere de Developpement S.A.....................................................................France
Fiskeby Board AB....................................................................................Sweden
Fiskeby Board A/S..................................................................................Denmark
Fiskeby Board Ltd. .........................................................................United Kingdom
Fiskeby Holding AB..................................................................................Sweden
Igaras Argentina S.A. ...........................................................................Argentina
Igaras Papeis e Embalagens S.A. ....................................................................Brazil
Igaras Servicos Florestais Ltda.....................................................................Brazil
Imprimerie Generale S.A.............................................................................France
Lemaire S.A.........................................................................................France
New Materials Limited.......................................................................United Kingdom
Ouachita Machine Works (Partnership).............................................................Louisiana
Rengo Riverwood Packaging, Ltd.......................................................................Japan
RIC Holding, Inc..................................................................................Delaware
Riverwood Brazilian Investments, Inc. ............................................................Delaware
Riverwood Cartons Pty. Ltd. .....................................................................Australia
Riverwood do Brasil Ltda............................................................................Brazil
Riverwood Espana, S.A. ..............................................................................Spain
Riverwood International Asia Pacific Limited.....................................................Hong Kong
Riverwood International Asia Pte Ltd.............................................................Singapore
Riverwood International Australia Pty. Ltd.......................................................Australia
Riverwood International B.V. ..................................................................Netherlands
Riverwood International Corporation...............................................................Delaware
Riverwood International Corporation Philanthropic Fund............................................Delaware
Riverwood International (Cyprus) Limited............................................................Cyprus
Riverwood International Enterprises, Inc..........................................................Delaware
Riverwood International (Europe) S.A...............................................................Belgium
Riverwood International Japan, Ltd...................................................................Japan
Riverwood International Limited.............................................................United Kingdom
Riverwood International Machinery, Inc. ..........................................................Delaware
Riverwood International Mexicana, S. de R.L. de C.V. ...............................................Mexico
Riverwood International Pension Trustee Company Ltd.........................................United Kingdom
Riverwood International, S.A. ......................................................................France
Riverwood International S.p.A. ......................................................................Italy
Riverwood Mehrstruckverpackung G.m.b.H. ...........................................................Germany
Riverwood Swedish Investments, Inc. ..............................................................Delaware
Slevin South Company..............................................................................Arkansas
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